UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2017

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 30, 2017, Administrative Law Judge Sandra Dee Lord of the U.S. International Trade Commission (“ITC”), issued a Notice of Initial Determination (“ID”) in In Re Certain Semiconductor Devices, Semiconductor Device Packages, And Products Containing Same, ITC Investigation No. 337-TA-1010, filed by Tessera Technologies, Inc., Tessera, Inc., and Invensas Corporation (collectively, “Tessera”) against Broadcom Limited, Broadcom Corporation (“Broadcom”), ARRIS International plc, ARRIS Group, Inc., ARRIS Technology, Inc., ARRIS Enterprises LLC, ARRIS Solutions, Inc., Pace Americas, LLC, Pace USA LLC, Pace Ltd., ASUSTeK Computer Inc., ASUS Computer International, HTC Corporation, HTC America, Inc., NETGEAR, Inc., Arista Networks, Inc. Comcast Cable Communications, LLC, Comcast Cable Communications Management, LLC, Comcast Business Communications, LLC, Technicolor S.A., Technicolor USA, Inc., and Technicolor Connected Home USA LLC (collectively, “Respondents”).

ALJ Lord found a violation of Section 337 of the Tariff Act due to infringement of U.S. Patent No. 6,849,946 by Broadcom and its named customers. She found no violation of U.S. Patent No. 6,133,136 and U.S. Patent No. 6,856,007.

Tessera originally filed the complaint at the ITC against the Respondents on May 23, 2016. In addition to the ITC investigation, there are several parallel proceedings in the U.S. District Court for the District of Delaware, the Patent Trial and Appeal Board, Germany, and the Netherlands. In total, the Broadcom legal proceedings involve 18 patents in five jurisdictions.

On June 30, 2017 and July 5, 2017, Tessera issued press releases regarding the ID. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2 respectively and are incorporated herein by reference.

Tessera Technologies, Inc., Tessera, Inc., and Invensas Corporation are wholly-owned subsidiaries of Xperi Corporation.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 30, 2017

99.2	Press Release dated July 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017	XPERI CORPORATION

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 30, 2017

99.2	Press Release dated July 5, 2017